UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 16, 2004


                                   AGWAY INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


Delaware                           2-22791                            15-0277720
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(State or other jurisdiction     (Commission                       (IRS Employer
of incorporation)                File Number)                Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-6568

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

Agway, Inc. today announced it has reached agreement to sell substantially all of the assets of its Agway Feed and Nutrition business to Cargill Animal Nutrition for total cash consideration of approximately $10 million. The agreement excludes Cooperative Milling, LLC, which is a joint venture between Agway and Southern States Cooperative.

Agway will file a motion with the U. S. Bankruptcy Court for the Northern District of New York ("Bankruptcy Court") requesting that the court establish bidding procedures and a date for conducting an auction to determine if there are higher or better offers for Agway Feed and Nutrition. Agway expects to complete the sale in March 2004. The purchase is subject to the terms and conditions of the agreement and is subject to Bankruptcy Court approval.

See attached Exhibit 99 for a copy of the press release and the Asset Purchase and Sale Agreement.






























Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995

Agway is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, Agway. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, Agway cautions that, while it believes such assumptions or basis to be reasonable and makes them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed herein and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market decisions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Agway. Where, in any forward-looking statement, Agway, or its management, expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect," "intend" and "anticipate" and similar expressions identify forward-looking statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed as part of this report:

No.
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99.1     Press release, dated January 20, 2004

99.2 Asset Purchase and Sale Agreement Between CAN Holdings, LLC And Agway, Inc. Dated as of January 16, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AGWAY INC.
                                             (Registrant)



Date       January 21, 2004                  By       /s/ PETER J. O'NEILL
       ----------------------------------      ---------------------------------
                                                          Peter J. O'Neill
                                                        Senior Vice President
                                                          Finance & Control
                                               (Principal Financial Officer and
                                                     Chief Accounting Officer)